                                                                      EXHIBIT 99

                                            GREEN TREE HOME IMPROVEMENT-1995-F

           * 15.000%   CPR *   * 15.000%   CPR *   * 15.000%   CPR *     * 15.000%   CPR *   * 15.000%   CPR *
           =========   =====   =========   =====   =========   =====     =========   =====   =========   =====
Price      CBE Yield    Dur    CBE Yield    Dur    CBE Yield    Dur      CBE Yield    Dur    CBE Yield    Dur     Price
--------   ---------   -----   ---------   -----   ---------   -----     ---------   -----   ---------   -----   --------
 99.7344   6.128056%    1.77   6.128056%    1.77   6.128056%    1.77     6.128056%    1.77   6.128056%    1.77    99.7344
   99.75   6.118924%           6.118924%           6.118924%             6.118924%           6.118924%              99.75
 99.7656   6.109793%           6.109793%           6.109793%             6.109793%           6.109793%            99.7656
 99.7813   6.100665%           6.100665%           6.100665%             6.100665%           6.100665%            99.7813
 99.7969   6.091539%           6.091539%           6.091539%             6.091539%           6.091539%            99.7969
 99.8125   6.082415%    1.77   6.082415%    1.77   6.082415%    1.77     6.082415%    1.77   6.082415%    1.77    99.8125
 99.8281   6.073292%           6.073292%           6.073292%             6.073292%           6.073292%            99.8281
 99.8438   6.064172%           6.064172%           6.064172%             6.064172%           6.064172%            99.8438
 99.8594   6.055054%           6.055054%           6.055054%             6.055054%           6.055054%            99.8594
  99.875   6.045938%           6.045938%           6.045938%             6.045938%           6.045938%             99.875

 99.8906   6.036823%    1.77   6.036823%    1.77   6.036823%    1.77     6.036823%    1.77   6.036823%    1.77    99.8906
 99.9063   6.027711%           6.027711%           6.027711%             6.027711%           6.027711%            99.9063
 99.9219   6.018601%           6.018601%           6.018601%             6.018601%           6.018601%            99.9219
 99.9375   6.009492%           6.009492%           6.009492%             6.009492%           6.009492%            99.9375
 99.9531   6.000386%           6.000386%           6.000386%             6.000386%           6.000386%            99.9531
 99.9688   5.991282%    1.77   5.991282%    1.77   5.991282%    1.77     5.991282%    1.77   5.991282%    1.77    99.9688
 99.9688   5.991282%           5.991282%           5.991282%             5.991282%           5.991282%            99.9688
 99.9844   5.982179%           5.982179%           5.982179%             5.982179%           5.982179%            99.9844
     100   5.973079%           5.973079%           5.973079%             5.973079%           5.973079%                100
 100.016   5.963980%           5.963980%           5.963980%             5.963980%           5.963980%            100.016

 100.031   5.954884%    1.77   5.954884%    1.77   5.954884%    1.77     5.954884%    1.77   5.954884%    1.77    100.031
 100.047   5.945790%           5.945790%           5.945790%             5.945790%           5.945790%            100.047
 100.063   5.936697%           5.936697%           5.936697%             5.936697%           5.936697%            100.063
 100.078   5.927607%           5.927607%           5.927607%             5.927607%           5.927607%            100.078
 100.094   5.918518%           5.918518%           5.918518%             5.918518%           5.918518%            100.094
 100.109   5.909431%    1.77   5.909431%    1.77   5.909431%    1.77     5.909431%    1.77   5.909431%    1.77    100.109
 100.125   5.900347%           5.900347%           5.900347%             5.900347%           5.900347%            100.125
 100.141   5.891264%           5.891264%           5.891264%             5.891264%           5.891264%            100.141
 100.156   5.882184%           5.882184%           5.882184%             5.882184%           5.882184%            100.156
 100.172   5.873105%           5.873105%           5.873105%             5.873105%           5.873105%            100.172

 100.188   5.864028%    1.77   5.864028%    1.77   5.864028%    1.77     5.864028%    1.77   5.864028%    1.77    100.188
 100.203   5.854954%           5.854954%           5.854954%             5.854954%           5.854954%            100.203
 100.219   5.845881%           5.845881%           5.845881%             5.845881%           5.845881%            100.219
 100.234   5.836810%           5.836810%           5.836810%             5.836810%           5.836810%            100.234
  100.25   5.827741%           5.827741%           5.827741%             5.827741%           5.827741%             100.25

       First Amort:     0.99                0.99                0.99                  0.99                0.99
       Average Life:    1.87                1.87                1.87                  1.87                1.87
       Maturity:        2.82                2.82                2.82                  2.82                2.82

                                GREEN TREE HOME IMPROVEMENT-1995-F


           * 15.000%   CPR * *  15.000%   CPR *  * 15.000%  CPR *    * 15.000%  CPR *
           =========   =====  =========   =====  =========  =====    =========  =====
Price      CBE Yield    Dur   CBE Yield    Dur   CBE Yield   Dur     CBE Yield   Dur     Price
--------   ---------   -----  ---------   -----  ---------  -----    ---------  -----   --------
 99.7344   6.128056%   1.77   6.128056%   1.77   6.128056%   1.77    6.128056%   1.77    99.7344
   99.75   6.118924%          6.118924%          6.118924%           6.118924%             99.75
 99.7656   6.109793%          6.109793%          6.109793%           6.109793%           99.7656
 99.7813   6.100665%          6.100665%          6.100665%           6.100665%           99.7813
 99.7969   6.091539%          6.091539%          6.091539%           6.091539%           99.7969
 99.8125   6.082415%   1.77   6.082415%   1.77   6.082415%   1.77    6.082415%   1.77    99.8125
 99.8281   6.073292%          6.073292%          6.073292%           6.073292%           99.8281
 99.8438   6.064172%          6.064172%          6.064172%           6.064172%           99.8438
 99.8594   6.055054%          6.055054%          6.055054%           6.055054%           99.8594
  99.875   6.045938%          6.045938%          6.045938%           6.045938%            99.875

 99.8906   6.036823%   1.77   6.036823%   1.77   6.036823%   1.77    6.036823%   1.77    99.8906
 99.9063   6.027711%          6.027711%          6.027711%           6.027711%           99.9063
 99.9219   6.018601%          6.018601%          6.018601%           6.018601%           99.9219
 99.9375   6.009492%          6.009492%          6.009492%           6.009492%           99.9375
 99.9531   6.000386%          6.000386%          6.000386%           6.000386%           99.9531
 99.9688   5.991282%   1.77   5.991282%   1.77   5.991282%   1.77    5.991282%   1.77    99.9688
 99.9688   5.991282%          5.991282%          5.991282%           5.991282%           99.9688
 99.9844   5.982179%          5.982179%          5.982179%           5.982179%           99.9844
     100   5.973079%          5.973079%          5.973079%           5.973079%               100
 100.016   5.963980%          5.963980%          5.963980%           5.963980%           100.016

 100.031   5.954884%   1.77   5.954884%   1.77   5.954884%   1.77    5.954884%   1.77    100.031
 100.047   5.945790%          5.945790%          5.945790%           5.945790%           100.047
 100.063   5.936697%          5.936697%          5.936697%           5.936697%           100.063
 100.078   5.927607%          5.927607%          5.927607%           5.927607%           100.078
 100.094   5.918518%          5.918518%          5.918518%           5.918518%           100.094
 100.109   5.909431%   1.77   5.909431%   1.77   5.909431%   1.77    5.909431%   1.77    100.109
 100.125   5.900347%          5.900347%          5.900347%           5.900347%           100.125
 100.141   5.891264%          5.891264%          5.891264%           5.891264%           100.141
 100.156   5.882184%          5.882184%          5.882184%           5.882184%           100.156
 100.172   5.873105%          5.873105%          5.873105%           5.873105%           100.172

 100.188   5.864028%   1.77   5.864028%   1.77   5.864028%   1.77    5.864028%   1.77    100.188
 100.203   5.854954%          5.854954%          5.854954%           5.854954%           100.203
 100.219   5.845881%          5.845881%          5.845881%           5.845881%           100.219
 100.234   5.836810%          5.836810%          5.836810%           5.836810%           100.234
  100.25   5.827741%          5.827741%          5.827741%           5.827741%            100.25

                       0.99               0.99               0.99                0.99
                       1.87               1.87               1.87                1.87
                       2.82               2.82               2.82                2.82

Notes: All yields and durations are based on MONTHLY payments of interest with an interest free delay of 00 days.
Duration, First Amortization, Average Life, and Maturity are stated in years reflecting a 12/19/95 settlement date.

                     GREEN TREE HOME IMPROVEMENT - 1995-F
                Bond Class Totals
                -----------------
Payment               Balance           Balance        Principal           Interest             Total
 Date               In Dollars        In Percent        Payments           Payments            Payments
---------       -----------------     ----------    --------------      -------------     -----------------
  1/15/96         $32,000,000.00          100                $0.00        $136,355.56         $136,355.56
  2/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
  3/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
  4/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
  5/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
  6/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
  7/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
  8/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
  9/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
 10/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
 11/15/96         $32,000,000.00          100                $0.00        $157,333.33         $157,333.33
 12/15/96         $32,000,000.00          100          $220,949.82        $157,333.33         $378,283.15
  1/15/97         $31,779,050.18        99.31        $1,710,240.12        $156,247.00       $1,866,487.11
  2/15/97         $30,068,810.07        93.97        $1,686,415.64        $147,838.32       $1,834,253.96
  3/15/97         $28,382,394.43        88.69        $1,662,914.64        $139,546.77       $1,802,461.41
  4/15/97         $26,719,479.79         83.5        $1,639,732.76        $131,370.78       $1,771,103.54
  5/15/97         $25,079,747.03        78.37        $1,616,865.69        $123,308.76       $1,740,174.45
  6/15/97         $23,462,881.34        73.32        $1,594,309.19        $115,359.17       $1,709,668.36
  7/15/97         $21,868,572.15        68.34        $1,572,059.07        $107,520.48       $1,679,579.55
  8/15/97         $20,296,513.08        63.43        $1,550,111.19         $99,791.19       $1,649,902.38
  9/15/97         $18,746,401.89        58.58        $1,528,461.48         $92,169.81       $1,620,631.29
 10/15/97         $17,217,940.40        53.81        $1,507,105.93         $84,654.87       $1,591,760.80
 11/15/97         $15,710,834.48         49.1        $1,486,040.55         $77,244.94       $1,563,285.49
 12/15/97         $14,224,793.93        44.45        $1,465,261.44         $69,938.57       $1,535,200.01
  1/15/98         $12,759,532.49        39.87        $1,444,764.73         $62,734.37       $1,507,499.10
  2/15/98         $11,314,767.76        35.36        $1,424,546.62         $55,630.94       $1,480,177.57
  3/15/98          $9,890,221.13        30.91        $1,404,603.35         $48,626.92       $1,453,230.27
  4/15/98          $8,485,617.78        26.52        $1,384,931.21         $41,720.95       $1,426,652.16
  5/15/98          $7,100,686.57        22.19        $1,365,526.54         $34,911.71       $1,400,438.25
  6/15/98          $5,735,160.03        17.92        $1,346,385.74         $28,197.87       $1,374,583.61
  7/15/98          $4,388,774.29        13.71        $1,327,505.23         $21,578.14       $1,349,083.37
  8/15/98          $3,061,269.06         9.57        $1,308,881.52         $15,051.24       $1,323,932.76
  9/15/98          $1,752,387.53         5.48        $1,290,511.14          $8,615.91       $1,299,127.05
 10/15/98            $461,876.39         1.44          $461,876.39          $2,270.89         $464,147.28
                                                    --------------      -------------      --------------
Totals                                              $32,000,000.00      $3,531,351.81      $35,531,351.81
                                                    ==============      =============      ==============

                 Bond Class Totals  Per Thousand
                 --------------------------------
Payment            Balance              Principal      Interest         Total        Interest Rate
  Date           In Dollars              Payments      Payments       Payments         In Effect
--------         ----------             ---------      --------      ----------      -------------
  1/15/96         $1,000.00                 $0.00        $4.26           $4.26           5.90%
  2/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
  3/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
  4/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
  5/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
  6/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
  7/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
  8/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
  9/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
 10/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
 11/15/96         $1,000.00                 $0.00        $4.92           $4.92           5.90%
 12/15/96         $1,000.00                 $6.90        $4.92          $11.82           5.90%
  1/15/97           $993.10                $53.45        $4.88          $58.33           5.90%
  2/15/97           $939.65                $52.70        $4.62          $57.32           5.90%
  3/15/97           $886.95                $51.97        $4.36          $56.33           5.90%
  4/15/97           $834.98                $51.24        $4.11          $55.35           5.90%
  5/15/97           $783.74                $50.53        $3.85          $54.38           5.90%
  6/15/97           $733.22                $49.82        $3.60          $53.43           5.90%
  7/15/97           $683.39                $49.13        $3.36          $52.49           5.90%
  8/15/97           $634.27                $48.44        $3.12          $51.56           5.90%
  9/15/97           $585.83                $47.76        $2.88          $50.64           5.90%
 10/15/97           $538.06                $47.10        $2.65          $49.74           5.90%
 11/15/97           $490.96                $46.44        $2.41          $48.85           5.90%
 12/15/97           $444.52                $45.79        $2.19          $47.98           5.90%
  1/15/98           $398.74                $45.15        $1.96          $47.11           5.90%
  2/15/98           $353.59                $44.52        $1.74          $46.26           5.90%
  3/15/98           $309.07                $43.89        $1.52          $45.41           5.90%
  4/15/98           $265.18                $43.28        $1.30          $44.58           5.90%
  5/15/98           $221.90                $42.67        $1.09          $43.76           5.90%
  6/15/98           $179.22                $42.07        $0.88          $42.96           5.90%
  7/15/98           $137.15                $41.48        $0.67          $42.16           5.90%
  8/15/98            $95.66                $40.90        $0.47          $41.37           5.90%
  9/15/98            $54.76                $40.33        $0.27          $40.60           5.90%
 10/15/98            $14.43                $14.43        $0.07          $14.50           5.90%
                                        ---------      -------       ---------
Totals                                  $1,000.00      $110.35       $1,110.35
                                        =========      =======       =========

              ASSET BACKED SECURITIES EXTERNAL MARKETING SUMMARY
            GREEN TREE FINANCIAL CORPORATION (SELLER AND SERVICER)
                           $132,722,512(APPROXIMATE)
                    CERTIFICATES FOR HOME IMPROVEMENT LOANS
                                 SERIES 1995-F

SECURITIES OFFERED:
                                                                                     Expected      Principal       Expected
                                Size       % of     Credit        Benchmark          WAL/DUR(1)@     Payment        Ratings
Class                          ($MM)      Series   Priority         Index              15% CPR    Window (mos.)   (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------------------
TO 10% CALL
----------------------------------------------------------------------------------------------------------------------------------
A-1                           $22.000     16.6%     Senior         6 Month            0.52/0.49     1 - 12 (12)     Aaa / AAA
A-2                            32.000     24.1%     Senior          Curve             1.87/1.72    12 - 34 (23)     Aaa / AAA
A-3                            15.000     11.3%     Senior          3 Year            3.33/2.94    34 - 47 (14)     Aaa / AAA
A-4                            23.800     17.9%     Senior          5 Year            5.42/4.46    47 - 86 (40)     Aaa / AAA
M-1                            13.300     10.0%      Mezz          10 Year            8.64/6.35   86 - 125 (40)      Aa2 / AA
M-2                            10.600      8.0%      Mezz          10 Year           10.57/7.24   125 - 127 (3)       A2 / A
B-1                             8.000      6.0%       Sub           5 Year            5.19/4.22    45 - 84 (40)     Baa2 / BBB
B-2                             8.023      6.0%       Sub          10 Year            9.38/6.58   84 - 127 (44)     Baa1 / A-
----------------------------------------------------------------------------------------------------------------------------------
TO MATURITY
----------------------------------------------------------------------------------------------------------------------------------
M-2                           $10.600      8.0%      Mezz          10 Year           12.68/8.11  125 - 191 (67)       A2 / A
B-2                             8.023      6.0%       Sub          10 Year           10.27/6.94  84 - 191 (108)     Baa1 / A-
----------------------------------------------------------------------------------------------------------------------------------

(1) Modified duration based on an example yield.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document.)

TRANSACTION SPECIFICS:
----------------------

  Delay Days:            No delay on bonds

  Managers:              LEHMAN BROTHERS (SOLE MANAGER)

  Collateral:            Series 1995-F: 8,694 home improvement contracts and
                         promissory notes secured by the related real estate
                         (90% conventional and 10% FHA-insured.

  Legal Final:           [January 2021]
  ERISA:                 Class A-1, Class A-2, Class A-3, and Class A-4
                         Certificates are expected to be ERISA eligible.
                         All other Certificates are not ERISA eligible.

  SMMEA:                 The Certificates are NOT SMMEA qualifying.

  Distribution Date:     The 15th of each month, beginning January 16, 1996

  Expected Pricing:      Week of December 11, 1995

  Settlement:            5 Business Days

  Trustee:               First Trust N.A.

  Optional Redemption:   10% Cleanup Call

  Tax Status:            The 1995-F Series will elect to be treated as a REMIC
                         for federal tax purposes



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document.)

PREPAYMENT SENSITIVITY INFORMATION
----------------------------------

                   Projected Performance Under Varying CPR Assumptions (1)

PREPAYMENTS SPEEDS (CPR)               11%          13%        **15%**        17%          19%
------------------------            ---------    ---------    ---------    ---------    ---------
TO CALL
-------
Class A-1
---------
 Avg. Life/Duration (years) (2)     0.67/0.64    0.59/0.56    0.52/0.49    0.46/0.44    0.42/0.40
 Window (# of months)                   16           14           12           11           10

Class A-2
---------
 Avg. Life/Duration (years) (2)     2.45/2.20    2.12/1.93    1.87/1.72   1.67/1.54    1.50/1.39
 Window (# of months)                   29           25           23          20           18

Class A-3
---------
 Avg. Life/Duration (years) (2)     4.32/3.70    3.77/3.28    3.33/2.94   2.98/2.65    2.68/2.41
 Window (# of months)                   18           16           14          14           12

Class A-4
---------
 Avg. Life/Duration (years) (2)     6.84/5.40    6.06/4.89    5.42/4.46   4.88/4.08    4.39/3.72
 Window (# of months)                   47           44           40          36           34

Class M-1
---------
 Avg. Life/Duration (years) (2)    10.39/7.25    9.48/6.79    8.64/6.35   7.89/5.93    7.19/5.52
 Window (# of months)                   39           40           40          38           36

Class M-2
---------
 Avg. Life/Duration (years) (2)    12.24/7.96   11.40/7.61   10.57/7.24   9.74/6.84    8.98/6.46
 Window (# of months)                   3            3            3           3            3

Class B-1
---------
 Avg. Life/Duration (years) (2)     6.58/5.11    5.83/4.64    5.19/4.22   4.63/3.84    4.26/3.57
 Window (# of months)                   47           43           40          37           33

Class B-2
---------
 Avg. Life/Duration (years) (2)    11.10/7.38   10.23/6.98    9.38/6.58   8.58/6.17    7.92/5.82
 Window (# of months)                   44           45           44          42           40

TO MATURITY
-----------
Class M-2
---------
 Avg. Life/Duration (years) (2)    13.86/8.58   13.30/8.36   12.68/8.11  12.02/7.83   11.34/7.53
 Window (# of months)                   47           57           67          77           86

Class B-2
---------
 Avg. Life/Duration (years) (2)    11.79/7.63   11.03/7.29   10.27/6.94   9.54/6.58    8.93/6.27
 Window (# of months)                   88           99          108         116          123

     (1) These assumptions may change and are subject to pricing.

     (2) Modified Duration - assumes an example yield.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document.)

SUMMARY DESCRIPTION OF THE RECEIVABLES POOL:
--------------------------------------------

 . As of the Cut-Off Date (12/1/95) the collateral pool had the following characteristics:
  . fully amortizing
  . fixed contractual rate of interest
  . level payments over the term of such loan
  . interest computed on the simple interest method.

The contracts were originated or purchased and will be serviced by Green Tree.
  . Each Contract has its last schedule payment due no later than December 20,
    2020
  . Each FHA-insured Contract was originated in accordance with applicable FHA regulations and is insured, without set-off, surcharge or defense, by FHA Insurance up to 90% of the principal balance
  . All Contracts have a contractual rate of interest of at least 8.99% per annum and not more than 15.75%
  . The Contracts have remaining maturities of at least 22 months but not more than 300 months and original maturities of at least 24 months but not more than 300 months
 . Geographic Distribution:

          State                    % of Pool Balance
          -----                    -----------------
     California                         15.50%
     Florida                             7.01
     New York                            8.69
     New Jersey                          6.08
     Pennsylvania                        5.87
     The pool is comprised of Receivables from 48 states. No other state accounts for more than 5.00% of the aggregate original receivables balance.

COLLATERAL SUMMARY STATISTICS
-----------------------------
                                               -------------
                                               SERIES 1995-F
         ---------------------------------------------------
         AVERAGE BALANCE                          $15,266
         WAC                                      11.914%
         ORIGINAL WAM                             191 mos.
         REMAINING WAM                            190 mos.
         % OF FHA                                   10%
         % OF CONVENTIONAL                          90%
         ---------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or the underlying assets, the information contained in the Offering Document.)